SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2003

ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.)

Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)		46285 (Zip Code)

Registrant’s telephone number, including area code: (317) 276-2000

No Change

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Form of Underwriting Agreement
Form of 2.90 Percent Note Due 2008
Form of 4.50 Percent Note Due 2018

Item 7. Financial Statements and Exhibits.

Exhibit Number	Exhibit

(1)	Form of Underwriting Agreement, dated as of March 12, 2003, among Eli Lilly and Company and Goldman, Sachs & Co. (in its individual capacity and not as an Underwriter) and Goldman, Sachs & Co., Credit Suisse First Boston LLC, UBS Warburg LLC and Merrill Lynch Pierce Fenner & Smith Incorporated, relating to the issuance and sale by Eli Lilly and Company of $300,000,000 aggregate principal amount of its 2.90% Notes Due 2008 and $200,000,000 aggregate principal amount of its 4.50% Notes Due 2018.

(4.1)	Form of 2.90% Note Due 2008.

(4.2)	Form of 4.50% Note Due 2018.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELI LILLY AND COMPANY (Registrant)

	By:	/s/ Thomas W. Grein Name: Thomas W. Grein Title: Vice President and Treasurer

Dated: March 17, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit

(1)	Form of Underwriting Agreement, dated as of March 12, 2003, among Eli Lilly and Company and Goldman, Sachs & Co. (in its individual capacity and not as an Underwriter) and Goldman, Sachs & Co., Credit Suisse First Boston LLC, UBS Warburg LLC and Merrill Lynch Pierce Fenner & Smith Incorporated, relating to the issuance and sale by Eli Lilly and Company of $300,000,000 aggregate principal amount of its 2.90% Notes Due 2008 and $200,000,000 aggregate principal amount of its 4.50% Notes Due 2018.

(4.1)	Form of 2.90% Note Due 2008.

(4.2)	Form of 4.50% Note Due 2018.